Schedule for Fixed Income Securities Based on Contractual Maturities (Detail) - USD ($) $ in Thousands	Dec. 31, 2016	Dec. 31, 2015
Amortized cost
Due in one year or less	$ 245,714
Due after one year through five years	1,442,913
Due after five years through ten years	1,601,951
Due after ten years	1,145,429
Available-for-sale Securities, Debt Maturities, Single Maturity Date, Amortized Cost Basis, Total	4,436,007
ABS, RMBS and CMBS	98,150
Total	4,534,157	$ 4,695,151
Fair value
Due in one year or less	251,575
Due after one year through five years	1,534,505
Due after five years through ten years	1,645,804
Due after ten years	1,342,803
Available-for-sale Securities, Debt Maturities, Single Maturity Date, Total	4,774,687
ABS, RMBS and CMBS	97,487
Total	$ 4,872,174	$ 4,991,203